                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This Fourth Amendment to Amended and Restated Credit Agreement (this "Amendment") is entered into as of December 12, 1995 among SHOREWOOD PACKAGING CORPORATION (the "U.S. Borrower") and SHOREWOOD CORPORATION OF CANADA LIMITED (the "Canadian Borrower") (collectively, the U.S. Borrower and the Canadian Borrower are referred to as the "Borrowers"), NATIONSBANK, N.A. (formerly known as NationsBank, N.A. (Carolinas) and NationsBank of North Carolina, N.A.), as Administrative Agent, THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent and the Lenders party to the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         A. The Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 25, 1994 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 18, 1994, that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 22, 1994 and that certain Third Amendment to Amended and Restated Credit Agreement dated as of July 28, 1995, the "Credit Agreement").

         B. The Borrowers have requested, and the Lenders have agreed, to amend the terms of the Credit Agreement as set forth below.


                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions.

         a. The following definitions in Section 1.01 of the Credit Agreement are amended to read as follows:

                  "Administrative Agent" means NationsBank, N.A., a national banking association.

                  "NationsBank" means NationsBank, N.A.

                  "Capital Expenditures" means any current expenditure by the Consolidated Shorewood Group for fixed or capital assets as reflected on the financial statement of the Consolidated Shorewood Group, as prepared in accordance with GAAP; provided, however, that the expenditures incurred in (i) the Toronto Facility Transaction and (ii) the acquiring, constructing and equipping of a manufacturing facility in Springfield, Oregon (the "Pacific Northwest Facility") in an amount not to exceed $22,000,000, shall not, for the purposes of this Agreement, be considered a Capital Expenditure.

                  "Excess Cash Flow" means EBITDA minus (a) Interest Expense actually paid by the Consolidated Shorewood Group minus (b) tax expenses actually paid by the Consolidated Shorewood Group minus (c) Capital Expenditures minus (d) any principal payments made by the Consolidated Shorewood Group on their term indebtedness minus (e) net positive changes in: Accounts Receivable and Inventory of the Consolidated Shorewood Group less changes in accounts payable and accrued expenses of the Consolidated Shorewood Group (as calculated in accordance with GAAP) minus (f) the capital expenditures incurred in the construction of the Pacific Northwest Facility (as defined in the definition of Capital Expenditures) up to an aggregate amount of $22,000,000, all as calculated at the end of each fiscal year.

                  "Required Term Loan Principal Payments" means for any U.S. Term Loan Installment Payment and any Canadian Term Loan Installment Payment, the amount corresponding to such date as set forth below:

                                                      U.S.                                      Canadian
         Term Loan                                Required Term                               Required Term
         Installment                              Loan Principal                              Loan Principal
         Payment Dates                               Payment                                     Payment
         -------------                            --------------                              --------------

         August 7, 1994                           $2,900,000                                    $600,000

         November 7, 1994                         $2,900,000                                    $600,000

         February 7, 1995                         $2,900,000                                    $600,000

         May 7, 1995                              $2,900,000                                    $600,000

         August 7, 1995                           $4,800,000                                  $1,200,000

         November 7, 1995                         $4,800,000                                  $1,200,000

         February 7, 1996                         $4,800,000                                  $1,200,000

         May 7, 1996                              $4,800,000                                  $1,200,000

         August 7, 1996                           $4,800,000                                  $1,200,000

         November 7, 1996                         $4,800,000                                  $1,200,000

         February 7, 1997                         $4,800,000                                  $1,200,000

         May 7, 1997                              $4,800,000                                  $1,200,000

         August 7, 1997                           $5,750,000                                  $1,500,000

         November 7, 1997                         $5,750,000                                  $1,500,000

         February 7, 1998                         $5,750,000                                  $1,500,000

         May 7, 1998                              $5,750,000                                  $1,500,000

         August 7, 1998                           $5,750,000                                  $1,500,000

         November 7, 1998                         $5,750,000                                  $1,500,000

         February 7, 1999                         $5,750,000                                  $1,500,000

         May 7, 1999                              $5,750,000                                  $1,500,000

         August 7, 1999                           $6,500,000

         November 7, 1999                         $6,500,000

         February 7, 2000                         $6,500,000

         May 7, 2000                              $6,500,000

         With respect to Canadian Required Term Loan Principal Payments, such payments shall be payable in Canadian dollars at an exchange rate equal to $1.3217 (Canadian) to $1.00 (U.S.).

                  "Revolving Loans Maturity Date" means May 7, 2000.

                  "Term Loans Maturity Date" means May 7, 2000 with respect to the U.S. Term Loan and May 7, 1999 with respect to the Canadian Term Loan.

                  "U.S. Revolving Loan Commitment" means $53,000,000 (U.S.) as such amount may be reduced in accordance with
                  Section 2.09 of this Agreement.

                  "U.S. Term Loan Commitment" means $122,000,000 (U.S.).

2. The U.S. Revolving Loans. Subsection (ii) of Section 2.01 of the Credit Agreement is amended in its entirety to read as follows:

                  (ii) the aggregate amount of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus BA Revolving Obligations outstanding plus Swing Line Loans outstanding may not exceed the lesser of (A) the Borrowing Base and (B) $65,000,000 (U.S.);

3.       Letter of Credit Subfacility.  Subsection (a)(ii) of
         Section 2.01A of the Credit Agreement is amended in its entirety to read as follows:

                  (ii) the sum of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus BA Revolving Obligations outstanding plus Swing Line Loans outstanding shall not at any time exceed the lesser of (A) $65,000,000 (U.S.) or (B) the Borrowing Base,

4.       The Canadian Revolving Loans.  Subsection (ii) of
         Section 2.02 of the Credit Agreement is amended in its entirety to read as follows:

                  (ii) the aggregate amount of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus BA Revolving Obligations outstanding plus Swing Line Loans outstanding may not exceed the lesser of (A) the Borrowing Base and (B) $65,000,000 (U.S.);

5. Funding of Advances to Borrowers. A new Section 2.05(c) is added to the Credit Agreement and shall read as follows:

                  (c) The proceeds of Revolving Loans may not be used to repurchase shares of the U.S. Borrower pursuant to the terms of Section 8.08(c) hereof unless, after giving effect to any Revolving Loan requested for such purpose, the sum of the aggregate outstanding amount of U.S. Revolving Loans, Canadian Revolving Loans, Letter of Credit Obligations, BA Revolving Obligations and the Swing Line Loans is at least $10,000,000 less than the lesser of the Borrowing Base or the Revolving Loan Commitments.

6. U.S. Term Commitment. Section 3.01 of the Credit Agreement is amended to read as follows:

                  The Borrowers acknowledge and agree that the initial $96,000,000 of the U.S. Term Loan Commitment was provided to the U.S. Borrower on January 14, 1994, and the additional $26,000,000 with respect to the U.S. Term Loan Commitment was provided to the U.S. Borrower on December 12, 1995. The Lenders and the Borrowers agree that as of December 12, 1995, after giving effect to the advancement of the additional $26,000,000, the principal amount outstanding under the U.S. Term Loan is $100,800,000 as a result of principal payments made by the U.S. Borrower on the outstanding balance of the U.S. Term Loan between January 14, 1994 and December 12, 1995.

7. Scheduled Repayments. The first sentence of Section 3.04 of the Credit Agreement is amended to read as follows:

                  The principal amount of the Term Loans shall be due and payable in quarterly installments on each Term Loan Installment Payment Date, beginning with the installment date due August 7, 1994 and ending with the installment date due May 7, 1999 with respect to the Canadian Term Loan and May 7, 2000 with respect to the U.S. Term Loan.

8.       Issuance of Bankers' Acceptances.  Subsection (a)(ii) of
         Section 3A.01 of the Credit Agreement is hereby amended to read as follows:

                  (ii) the sum of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus BA Revolving Obligations outstanding plus Swing Line Loans outstanding shall not at any time exceed the lesser of (A) $65,000,000 (U.S.) or (B) the Borrowing Base.

9.       Mandatory Prepayments.

         (a) Subsection (A) of Section 4.06(b)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (A) the sum of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus Letter of Credit Obligations outstanding plus BA Revolving Obligations outstanding plus Swing Line Loans outstanding exceeds the lesser of (1) $65,000,000 (U.S.) or (2) the Borrowing Base (as last reported by the Borrowers);

         (b) The proviso at the end of Section 4.06(b)(iv) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  provided, however, that no prepayment under this Section 4.06(b)(iv) shall be required subsequent to the date that the U.S. Borrower raises a net amount in an equity offering of (A) $35,000,000 plus (B) fifty percent of the purchase price paid for any shares repurchased by the U.S. Borrower pursuant to
                  Section 8.08(c) hereof.

10.      Financial Covenants.

         a. Subsection (c) of Section 7.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (c) Net Worth. The consolidated Net Worth of the Consolidated Shorewood Group shall not be less than:

                           (i)      $20,000,000, plus

                           (ii) an amount, determined at the end of each fiscal
                  quarter, commencing with the quarterly fiscal period ending closest to January 31, 1996, equal to 50% of Net Income earned by the Consolidated Shorewood Group (with no deductions for any losses incurred during any fiscal quarter), plus

                           (iii) 50% of all Net Proceeds from the issuance of
                  equity securities (or the conversion of debt into equity), plus

                           (iv) $40,000,000 less the dollar amount used to repurchase shares pursuant to Section 8.08(c) hereof.

         b. Subsection (d) of Section 7.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           (d) Debt to Cash Flow. The Debt to Cash Flow Ratio at the end of each fiscal quarter shall not be greater than:

                               (i) For each fiscal quarter ending during the period beginning with the fiscal quarter ending closest to January 31, 1996 and ending with the fiscal quarter ending closest to April 30, 1997,
                               3.0 to 1.0; and

                               (ii) For the fiscal quarter ending closest to July 31, 1997 and for each fiscal quarter thereafter, 2.5 to 1.0.

11. Investments. Section 8.08 of the Credit Agreement is amended in its entirety to read as follows:

                  8.08 Investments. No member of the Consolidated Shorewood Group will make any Investments (including, without limitation, any purchase of its own shares), except for Permitted Investments and Investments made prior to December 12, 1995; provided, however, that the Consolidated Shorewood Group may (a) make additional Investments (other than the repurchase of shares of its own stock), subsequent to December 12, 1995, in an aggregate amount up to $3,000,000 plus 50% of the Excess Cash Flow earned by the Consolidated Shorewood Group subsequent to the fiscal year ending in 1995 less any amounts from such Excess Cash Flow used to pay dividends as set forth in Section 8.10, (b) make Investments in exchange for stock; provided that, with respect to this subclause (b),
                  (i) a Change in Control shall not occur and (ii) debt may not be assumed, in connection with all such Investments made subsequent to December 12, 1995, in excess of $3,000,000 and
                  (c) in addition to the Investments described in the preceding subclause (a) and (b), the U.S. Borrower may repurchase shares of its stock from any Person that is not an officer or director of the Consolidated Shorewood Group or any Affiliate; provided that with respect to this Section 8.08, subsequent to December 12, 1995, the purchase price paid for all shares repurchased pursuant to this Section 8.08 shall not exceed (A) $40,000,000 plus (B) 50% of the Excess Cash Flow earned by the Consolidated Shorewood Group subsequent to the fiscal year ending in 1995 less (1) any amounts from such Excess Cash Flow used to pay dividends as set forth in Section
                  8.10 and (2) any amounts of Excess Cash Flow allocated to subclause (a) above.

12. Capital Expenditures. Section 8.09 of the Credit Agreement is hereby deleted in its entirety.

13. Dividends. Section 8.10 of the Credit Agreement is amended in its entirety to read as follows:

                  8.10 Dividends. No member of the Consolidated Shorewood Group shall pay any dividends (cash or stock) except for dividends from a Subsidiary of a Borrower to such Borrower; provided, however, that the U.S. Borrower may pay dividends in an aggregate amount up to 25% of the Excess Cash Flow earned by the Consolidated Shorewood Group subsequent to the fiscal year ending in 1995 less any amounts from such Excess Cash Flow used to make Investments as set forth in Section 8.08.

14. Exhibits. Exhibit 2.03 to the Credit Agreement is amended for the purpose of adding paragraph 9 to such Exhibit 2.03, and shall read as attached hereto as Exhibit A.

15. Schedules. Schedule 1.01(a) to the Credit Agreement is amended in its entirety to read as attached hereto as Schedule A.

16. Conditions Precedent. The Agents and the Lenders shall not be required to enter into this Fourth Amendment and this Fourth Amendment shall not be effective until the following conditions have been satisfied:

         a. Receipt by U.S. Lenders of (i) new Term Notes evidencing the new U.S. Term Loan Commitment of each such U.S. Lender and (ii) new Revolving Credit Notes evidencing the new U.S. Revolving Loan Commitment of each such U.S. Lender;

         b. Receipt by Administrative Agent and Lenders of all fees required by Administrative Agent and Lenders in connection with this Fourth Amendment, including, without limitation, a nonrefundable one time amendment fee to each Lender as agreed to among the Borrower and the Lenders;

         c. Receipt by the Administrative Agent of an opinion letter from U.S. Borrower's counsel as to authority, enforceability, and other matters relating to this Fourth Amendment; and

         d. Other. Receipt by Administrative Agent of such other documents it deems reasonably necessary.

17. Representations and Warranties. Borrowers hereby represent and warrant to the Agents and the Lenders that (a) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents; (b) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; (c) the liens created and evidenced by the Loan Documents (including, without limitation, the Stock Pledge Agreements) are valid and existing liens of the recited priority; and (d) since the date of the last financial statements of Borrowers delivered to Lenders, no material adverse change has occurred in the business, financial or other conditions of Borrowers.

18. Increase in U.S. Revolving Loan Commitment and Advance of Additional U.S. Term Loan Amounts. Each Lender hereby acknowledges that (i) the U.S. Revolving Loan Commitment has been increased by $15,000,000 and that each Lender has agreed to provide a portion of such increase as set forth below and (ii) the U.S. Term Loan Commitment has been increased pursuant to the terms of this Fourth Amendment such that an additional term loan of $26,000,000 will be made to the U.S. Borrower on the date hereof (the "Additional U.S. Term Loan"), and the Additional U.S. Term Loan Amount is being provided by the U.S. Lenders named below in the amounts set forth beside the name of each such U.S. Lender. Each of the U.S. Lenders named below agrees, severally and not jointly, to make available to the Administrative Agent on the date of execution of this Fourth Amendment that portion of the Additional U.S. Term Loan Amount set forth below beside the name of such U.S. Lender.

                                                                    Additional U.S.
                                                                    Revolving Loan
Name of                         Additional U.S.                     Commitment
U.S. Lender                     Term Loan Amount                    Amount
- -----------                     ----------------                    ------

NationsBank,                    $6,571,148.85                       $3,737,806.46
N.A.

The Bank of                     $  935,741.33                       $  620,975.09
Nova Scotia

Creditanstalt                   $  971,876.63                       $  610,212.91
- - Bankverein

Crestar Bank                    $  971,876.63                       $  610,212.91

U.S. Bank                       $        0.00                       $        0.00

The Chase                       $6,067,184.49                       $3,315,217.08
Manhattan Bank

Banque Paribas                  $2,282,669.87                       $1,299,419.67

The Daiwa                       $  971,876.63                       $  610,212.91
Bank, Limited

NatWest Bank                    $2,938,066.49                       $1,644,023.05
N.A.

The Bank of                     $2,006,889.24                       $1,252,500.24
New York

First Union                     $2,282,669.87                       $1,299,419.67
National Bank
of North
Carolina

                               $26,000,000.03                      $14,999,999.99

19. Effect of Amendment. Except as expressly modified and amended in this Fourth Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

20. Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

21. ENTIRETY. THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         This Fourth Amendment shall be deemed to be effective as of the day and year first above written.

                                            BORROWERS:

                                            SHOREWOOD PACKAGING CORPORATION


                                            By:____________________________
                                            Name:   Howard M. Liebman
                                            Title:  Executive Vice President &
                                                    Chief Financial Officer



                                            SHOREWOOD CORPORATION OF CANADA,
                                            LIMITED


                                            By:____________________________
                                            Name:  Howard M. Liebman
                                            Title: Vice President


                                            LENDERS:

                                            NATIONSBANK, N.A. (formerly known
                                            as NationsBank, N.A. (Carolinas)
                                            and NationsBank of North Carolina),
                                            N.A., in its capacity as
                                            Administrative Agent and as a
                                            Lender


                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________


                                            THE BANK OF NOVA SCOTIA, in its
                                            capacity as Canadian Administrative
                                            Agent and as a Lender


                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________

                             [signatures continued]

                                            CREDITANSTALT-BANKVEREIN


                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________



                                            CRESTAR BANK


                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________



                                            UNITED STATES NATIONAL BANK OF
                                            OREGON


                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________



                                            THE CHASE MANHATTAN BANK, N.A.


                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________



                                            BANQUE PARIBAS


                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________

                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________

                             [signatures continued]

                                             THE DAIWA BANK, LIMITED


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             NATWEST BANK N.A.


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             THE BANK OF NEW YORK


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________



                                             FIRST UNION NATIONAL BANK OF NORTH
                                             CAROLINA


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

The Subsidiary Guarantors acknowledge and consent to all of the terms and conditions of this Fourth Amendment, including without limitation, the increase in the U.S. Term Loan Commitment and the U.S. Revolving Loan Commitment and agree that this Fourth Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantors' obligations under their respective Guaranty Agreements.

                                            SHOREWOOD TECHNOLOGIES, INC.



                                            By:____________________________
                                            Name:   Howard M. Liebman
                                            Title:  Vice President & Treasurer


                                            SHOREWOOD PACKAGING CORPORATION OF
                                            GEORGIA


                                            By:______________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer


                                            SHOREWOOD PACKAGING OF NORTH
                                            CAROLINA, INC.


                                            By:_______________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer


                                            SPC COMPANY OF VIRGINIA, INC.
                                            (f/k/a SHOREWOOD PACKAGING OF
                                            VIRGINIA, INC.)


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer

                             [signatures continued]

                                            SHOREWOOD PACKAGING OF CALIFORNIA,
                                            INC.


                                            By:_______________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer



                                            SHOREWOOD PACKAGING COMPANY OF
                                            ILLINOIS, INC.


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer


                                            SHOREWOOD TRANSPORT, INC.


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer



                                            SHOREWOOD PACKAGING OF DELAWARE,
                                            INC.


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Vice President & Treasurer


                                            SHOR-WRAP, INC.


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer

                             [signatures continued]

                                            SHOREWOOD PACKAGING CORPORATION OF
                                            ALABAMA


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer


                                            SHOREWOOD PACKAGING CORPORATION OF
                                            NEW YORK


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer



                                            SHOREWOOD ACQUISITION CORP. OF
                                            DELAWARE


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer


                                            SHOREWOOD PACKAGING CORPORATION OF
                                            VIRGINIA (f/k/a SHOREWOOD
                                            PAPERBOARD CORPORATION OF VIRGINIA


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer


                                            SPC COMPANY OF NEW YORK, INC.
                                            (f/k/a SHOREWOOD PAPERBOARD
                                            CORPORATION OF NEW YORK)


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer

                             [signatures continued]

                                            SHOREWOOD PACKAGING CORPORATION OF
                                            CONNECTICUT, (f/k/a
                                            SHOREWOOD/HEMINWAY SET-UP BOX
                                            CORPORATION)


                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President &
                                                   Chief Financial Officer


                                            TORONTO CARTON CORPORATION LIMITED

                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Vice President



                                            SPC CORPORATION LIMITED (f/k/a
                                            SHOREWOOD PAPERBOARD CORPORATION
                                            LIMITED)

                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Vice President


                                            SHOREWOOD PACKAGING CORP. OF CANADA
                                            LIMITED

                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Vice President



                                            SHOREWOOD PACKAGING CORPORATION OF
                                            OREGON

                                            By:________________________________
                                            Name:  Howard M. Liebman
                                            Title: Executive Vice President

                                                                 Exhibit A to
                                                             Fourth Amendment to
                                                               Credit Agreement



                                  EXHIBIT 2.03

                                 ADVANCE REQUEST

TO:          _____       NationsBank, N.A.; or

             _____       NationsBank, N.A.,
                         as Administrative Agent; or

             _____       The Bank of Nova Scotia, as Canadian
                         Administrative Agent

RE: Amended and Restated Credit Agreement dated as of February 25, 1994 among Shorewood
             Packaging Corporation, Shorewood Corporation of Canada Limited, the Lenders party thereto, NationsBank, N.A. f/k/a NationsBank, N.A.
             (Carolinas) and NationsBank of North
             Carolina, N.A., as Administrative Agent and
             The Bank of Nova Scotia as Canadian
             Administrative Agent (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 18, 1994, as amended by that certain
             Second Amendment to Amended and Restated
             Credit Agreement dated as of November 22,
             1994, as amended by that certain Third
             Amendment to Amended and Restated Agreement dated as of July 28, 1995, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 12, 1995, and as further amended or modified from time to time, the "Agreement").

DATE:        _____________, 199__

- -----------------------------------------------------------------

1. This Advance Request is made pursuant to the terms of the Agreement. All capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Agreement.

2.       ______ Please be advised that:

         (a) _____ the U.S. Borrower is requesting a U.S. Revolving Loan in the amount of $__________ be funded on ____________, 199__ to accrue interest at the interest rate set forth below in paragraph 4. Subsequent to the funding of the requested U.S. Revolving Loan, the aggregate amount of outstanding U.S. Revolving Loans will be $________; or

         (b) _____ the U.S. Borrower is requesting that on ________, 199__ a portion of the current outstanding U.S. Revolving Loans in the amount of $__________ that is currently accruing interest at the ___________________ be extended or converted to the interest rate option set forth below in paragraph 4.

         (c) _____ Please be advised that the U.S. Borrower is requesting a Swing Line Loan in the amount of $_________ be funded on __________, 199__ to accrue interest at the U.S. Base Rate. Subsequent to the funding of the requested Swing Line Loan, the aggregate amount of outstanding Swing Line Loans will be $_________.

3.       _______ Please be advised that:

         (a) ______ the U.S. Borrower is requesting a Canadian Revolving Loan in the amount of $___________ be funded on __________ 199__ to accrue interest at the interest rate set forth below in paragraph 5. Subsequent to the funding of the requested Canadian Revolving Loan, the aggregate amount of outstanding Canadian Revolving Loans will be $__________; or

         (b) ____________ the U.S. Borrower is requesting that on ________, 199__ a portion of the current outstanding Canadian Revolving Loans in the amount of $_____________ that is currently accruing interest at the ____________ be extended or converted to the interest rate option set forth below in paragraph 5; or

         (c) _____ the Canadian Borrower is requesting a Canadian Revolving Loan in the amount of $__________ be funded on ____________ 199__ to accrue interest at the Canadian Prime Rate. Subsequent to the funding of the requested Canadian Revolving Loan, the aggregate amount of outstanding Canadian Revolving Loans will be $__________; or

         (d) _____ the Canadian Borrower is requesting the Canadian Lenders to create Bankers' Acceptances in the amount of $____________ on _____________, 199___ for the period set forth below in paragraph 6; or

         (e) _____ the Canadian Borrower is requesting that Bankers' Acceptances in the amount of $___________ maturing on ____________, 199__ be converted into a Canadian Base Rate Revolving Loans accruing interest at the Canadian Prime Rate on the maturity date; or

         (f) _____ the Canadian Borrower is requesting that a portion of the current outstanding Canadian Base Rate Revolving Loan in the amount of $__________ be converted into a Bankers' Acceptance for the period set forth below in paragraph 6.

4. The interest rate option applicable to the requested U.S. Revolving Loan (or the extension or conversion of all or part of the existing U.S. Revolving Loans) set forth in paragraph 2 above shall be:

         a.       ________ the U.S. Base Rate; or

         b. ________ the Adjusted Eurodollar Rate for an Interest Period of:

                  ________ one month;
                  ________ two months;
                  ________ three months; or
                  ________ six months.

5. The interest rate option applicable to the requested Canadian Revolving Loan by the U.S. Borrower (or the extension or conversion of all or part of the existing Canadian Revolving Loans to the U.S. Borrower) as set forth in paragraph 3(a) and (b) above shall be:

         a.       ________ BNS U.S. Prime Rate; or

         b.       ________ the Adjusted Eurodollar Rate for an

         Interest Period of:

                  ________ one month;
                  ________ two months;
                  ________ three months; or
                  ________ six months.

6. The period of the Bankers' Acceptance requested by the Canadian Borrower pursuant to paragraph 3(d) and (f) above under the Canadian Revolving Loan Commitment shall be:

         a.  ________ 30 days;
         b.  ________ 60 days;
         c.  ________ 90 days; or
         d.  ________ 180 days.

7. The representations and warranties made in the Agreement are true and correct in all material respects as if made on the date hereof.

8. As of the date hereof, no Default or Event of Default has occurred and is continuing or would be caused by the requested Revolving Loan or Bankers' Acceptance.

9. _______ Please be advised that the U.S. Borrower is requesting a U.S. Revolving Loan for the purpose of repurchasing shares of the U.S. Borrower pursuant to the terms of Section 8.08(c) and, after giving effect to such U.S. Revolving Loan, the Borrowers are in compliance with the terms of Section 2.05(c) of the Agreement.

                                        _______________________________

                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                                  Schedule A to Fourth Amendment
                                                             to Credit Agreement

                                Schedule 1.01(a)

           Lender Addresses, Commitments For U.S. Revolving Loans and
 U.S. Revolving Loan Commitment Percentages, Commitments For
  Canadian Revolving Loans and Canadian Revolving Loan Commitment Percentages,
   Commitments for U.S. Term Loans and U.S. Term Loan Commitment Percentages,
                     Commitments for Canadian Term Loans and
                   Canadian Term Loan Commitment Percentages


                                                                                               Principal
                                                                                               Amount of
                                    Principal Amount of        U.S. Revolving Loan          Commitment for        Canadian Revolving
                                    Commitment for U.S.              Commitment                Canadian             Loan Commitment
Name and Address of Lender               Revolving Loans             Percentage             Revolving Loans           Percentage
- --------------------------          --------------------       -------------------          ---------------       ------------------
U.S. Lenders

NationsBank, N.A.                       11,819,895.97             22.3016905071521%
767 Fifth Avenue
New York, NY  10153
Attn:  James T. Gilland
Facsimile No.:  (212)

The Bank of New York                    6,892,067.62              13.0039011703511%
530 Fifth Avenue
New York, New York  10036
Attn:  Allison J. White
Facsimile No.: (212) 852-4252

Banque Paribas                          4,135,240.57              7.80234070221066%
787 7th Avenue, 32nd Floor
New York, New York 10019
Attn:  Duane Helkowski
Facsimile No.: (212) 841-2333

The Chase Manhattan Bank, N.A.          6,892,067.62              13.0039011703511%
135 Pinelaws Road
Melville, New York  11747
Attn:  Emelia Teise
Facsimile No: (516) 753-9737

                                                                                      Principal
                                    Principal Amount                                  Amount of        Canadian Term
                                           of                U.S. Term Loan          Commitment            Loan
                                     Commitment for            Commitment           for Canadian        Commitment
Name and Address of Lender           U.S. Term Loan            Percentage            Term Loans         Percentage
- --------------------------          ----------------         --------------         ------------       -------------
U.S. Lenders

NationsBank, N.A.                    22,480,104.04          22.3016905071521%
767 Fifth Avenue
New York, NY  10153
Attn:  James T. Gilland
Facsimile No.:  (212)

The Bank of New York                 13,107,932.38          13.0039011703511%
530 Fifth Avenue
New York, New York  10036
Attn:  Allison J. White
Facsimile No.: (212) 852-4252

Banque Paribas                       7,864,759.43           7.80234070221066%
787 7th Avenue, 32nd Floor
New York, New York 10019
Attn:  Duane Helkowski
Facsimile No.: (212) 841-2333

The Chase Manhattan Bank, N.A.       13,107,932.38          13.0039011703511%
135 Pinelaws Road
Melville, New York  11747
Attn:  Emelia Teise
Facsimile No: (516) 753-9737

                                                                                               Principal
                                                                                               Amount of
                                    Principal Amount of        U.S. Revolving Loan          Commitment for        Canadian Revolving
                                    Commitment for U.S.              Commitment                Canadian             Loan Commitment
Name and Address of Lender               Revolving Loans             Percentage             Revolving Loans           Percentage
- --------------------------          --------------------       -------------------          ---------------       ------------------

CREDITANSTALT-BANKVEREIN                3,446,033.81               6.50195058517555%
2 Greenwich Plaza
Greenwich, CT  06830
Attn:  Stacy Harmon
Facsimile No.: (203) 861-6594

First Union National Bank of North      4,135,240.57               7.80234010221066%
  Carolina
301 S. College, 19th Floor
Charlotte, North Carolina
    28288-0745
Attn:  Tom Bohrer
Facsimile No.:  (704) 374-2802

NatWest Bank N.A.                       4,479,843.95               8.45253576072822%
1133 Avenue of the Americas
New York, New York  10036
Attn:  Sue Failla
Facsimile No.:  (212) 703-1744

United States National Bank of          3,446,033.81               6.50195058517555%
Oregon
555 S.W. Oak Street
Suite 400
Portland, OR  97204
Attn:  Chris Karlin
Facsimile No.:  (503) 275-4267

Crestar Bank                            3,446,033.81               6.50195058517555%
919 East Main Street
Credit Administration - 22nd Floor
Richmond, Virginia  23219
Attn:  Julian Holland
Facsimile No.:  (804) 782-5413

The Daiwa Bank Limited                  3,446,033.81               6.50195058517555%
450 Lexington, 17th Floor
New York, New York  10017
Attn:  Ron Gale
Facsimile No.:  (212) 818-0865

                                                                                      Principal
                                    Principal Amount                                  Amount of        Canadian Term
                                           of                U.S. Term Loan          Commitment            Loan
                                     Commitment for            Commitment           for Canadian        Commitment
Name and Address of Lender           U.S. Term Loan            Percentage            Term Loans         Percentage
- --------------------------          ----------------         --------------         ------------       -------------

CREDITANSTALT-BANKVEREIN              6,553,966.19           6.50195058517555%
2 Greenwich Plaza
Greenwich, CT  06830
Attn:  Stacy Harmon
Facsimile No.: (203) 861-6594

First Union National Bank of North    7,864,759.43           7.80234010221066%
  Carolina
301 S. College, 19th Floor
Charlotte, North Carolina
    28288-0745
Attn:  Tom Bohrer
Facsimile No.:  (704) 374-2802

NatWest Bank N.A.                     8,520,156.05           8.45253576072822%
1133 Avenue of the Americas
New York, New York  10036
Attn:  Sue Failla
Facsimile No.:  (212) 703-1744

United States National Bank of        6,553,966.19           6.50195058517555%
Oregon
555 S.W. Oak Street
Suite 400
Portland, OR  97204
Attn:  Chris Karlin
Facsimile No.:  (503) 275-4267

Crestar Bank                          6,553,966.19           6.50195058517555%
919 East Main Street
Credit Administration - 22nd Floor
Richmond, Virginia  23219
Attn:  Julian Holland
Facsimile No.:  (804) 782-5413

The Daiwa Bank Limited                6,553,966.19           6.50195058517555%
450 Lexington, 17th Floor
New York, New York  10017
Attn:  Ron Gale
Facsimile No.:  (212) 818-0865

                                                                                               Principal
                                                                                               Amount of
                                    Principal Amount of        U.S. Revolving Loan          Commitment for        Canadian Revolving
                                    Commitment for U.S.              Commitment                Canadian             Loan Commitment
Name and Address of Lender               Revolving Loans             Percentage             Revolving Loans           Percentage
- --------------------------          --------------------       -------------------          ---------------       ------------------
The Bank of Nova Scotia                 861,508.45                1.62548764629389%
1 Liberty Plaza
New York, NY  10006
Attn:  Daniel R. Foote
Facsimile No.:  (212) 225-5090

Canadian Lenders

The Bank of Nova Scotia                                                                     $12,000,000.00               100%
44 King Street West
Toronto, Ontario
Canada M5H 1H1
Attn:  Eric Read
Facsimile No.: (416) 866-2009





                                        -------------             ----------------          --------------               ---
         TOTAL                          52,999,999.99                100%                   $12,000,000.00               100%


                                                                                        Principal
                                      Principal Amount                                  Amount of        Canadian Term
                                             of                U.S. Term Loan          Commitment            Loan
                                       Commitment for            Commitment           for Canadian        Commitment
Name and Address of Lender             U.S. Term Loan            Percentage            Term Loans         Percentage
- --------------------------            ----------------         --------------         ------------       -------------
The Bank of Nova Scotia                1,638,491.56           1.62548764629389%
1 Liberty Plaza
New York, NY  10006
Attn:  Daniel R. Foote
Facsimile No.:  (212) 225-5090

Canadian Lenders

The Bank of Nova Scotia                                                                19,200,000            100%
44 King Street West
Toronto, Ontario
Canada M5H 1H1
Attn:  Eric Read
Facsimile No.: (416) 866-2009





                                    ---------------           -----------------      --------------          ---
         TOTAL                      $100,800,000.03                 100%             $19,200,000.00          100%


                                      - 3 -